Exhibit 24a

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ F. Duane Ackerman                       April 25, 2004
               F. Duane Ackerman                          Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/ Ronald M. Dykes                          April 27, 2004
               Ronald M. Dykes                             Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                        April 28, 2004
               W. Patrick Shannon                           Date
             Vice President - Finance
         (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                    April 25, 2004
             Reuben V. Anderson                        Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James H. Blanchard                           April 25, 2004
               James H. Blanchard                              Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ J. Hyatt Brown                            April 25, 2004
               J. Hyatt Brown                                Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Armando M. Codina                    April 25, 2004
          Armando M. Codina                             Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ Kathleen F. Feldstein                     April 25, 2004
           Kathleen F. Feldstein                             Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James P. Kelly                       April 25, 2004
          James P. Kelly                               Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                           April 25, 2004
            Leo F. Mullin                                Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Robin B. Smith                     April 25, 2004
            Robin B. Smith                             Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Corporation Savings and Security Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ William S. Stavropoulos               April 25, 2004
         William S. Stavropoulos                        Date
                  Director